STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of May 17, 2019, is entered into by and between StarTek Inc., a Delaware corporation (the “Corporation”), and each of the Purchasers set forth on the signature pages affixed hereto (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, upon the terms and conditions contained in this Agreement, the Purchasers desire to purchase, severally and not jointly, from the Corporation, and the Corporation desires to issue and sell to the Purchasers, 692,520 shares (the “Purchased Shares”) of Common Stock, par value $0.01 per share, of the Corporation; and

WHEREAS, contemporaneous with the sale of the Purchased Shares, the Corporation and each of the Purchasers will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Corporation will agree to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Purchase and Sale. Subject to the terms and conditions of this Agreement, each of the Purchasers shall severally, and not jointly, purchase, and the Corporation agrees to issue and sell to the Purchasers, the Purchased Shares in the respective amounts set forth opposite the Purchasers’ names on the signature pages attached hereto, at a price per Purchased Share of $7.48 (the “Purchase Price”). As soon as practicable following the execution and delivery of this Agreement, (i) each Purchaser shall deliver to the Corporation by wire transfer of immediately available funds an amount in cash equal to the Purchase Price multiplied by the number of Purchased Shares to be purchased by such Purchaser, (ii) the Corporation shall deliver to the Purchaser certificates representing the Purchased Shares to be purchased by such Purchaser and (iii) the Corporation and each Purchaser shall have executed and delivered the Registration Rights Agreement.

2.Representations, Warranties and Covenants of the Purchasers. Each Purchaser hereby severally, and not jointly, acknowledges, represents, warrants and agrees as follows, as of the date hereof:
(a)If the Purchaser is an entity, such Purchaser (i) is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and (ii) has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.
(b)Such Purchaser has all necessary power and authority to execute, deliver and perform its obligations under this Agreement. If the Purchaser is an entity, the execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate, limited liability company, partnership and other entity action on the part of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and, assuming the due authorization, execution and delivery by the Corporation, constitutes the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or applicable equitable principles (whether considered in a proceeding at law or in equity).
(c)Such Purchaser acknowledges and agrees that the Purchased Shares will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any applicable securities laws, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser represents and warrants that such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of owning the Purchased Shares that such Purchaser is acquiring.
(d)Such Purchaser understands that the Purchased Shares to be received by such Purchaser have not been, and upon issuance will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations and warranties as expressed herein. Such Purchaser understands that the Purchased Shares to be received by such Purchaser will be “restricted securities” under applicable securities laws and that, pursuant to these laws, such Purchaser must hold such shares indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available.
(e)Such Purchaser understands that the Purchased Shares to be received by such Purchaser may be notated with the following legend:
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”
(f)Such Purchaser is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act).
(g)Such Purchaser acknowledges that it has conducted to its satisfaction its own independent investigation and analysis of the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Corporation and that such Purchaser has received access to such books and records, facilities, equipment, contracts and other assets of the Corporation that it has desired or requested to review for such purpose, and that it has had a full opportunity to meet with the management of the Corporation and to discuss the business, operations, assets, liabilities, results of operations, condition (financial or otherwise) and prospects of the Corporation.
(h)Such Purchaser acknowledges that the Corporation has made available to the Purchasers through the SEC’s EDGAR system, true and complete copies of the Corporation’s most recent Annual Report on Form 10-KT for the fiscal year ended December 31, 2018, the Corporation’s Proxy Statement on Schedule 14A for its Annual Meeting of Shareholders for 2019, the Corporation’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and all other reports filed by the Corporation pursuant to the Securities Exchange Act of 1934 and prior to the date hereof. Such Investor acknowledges receipt of copies of all of such SEC filings.
(i)Such Purchaser acknowledges that, except for the representations and warranties contained in this Agreement, none of the Corporation or any of its affiliates or representatives or any other person makes (and such Purchaser is not relying on) any representation or warranty, express or implied, to such Purchaser in connection with the transactions contemplated by this Agreement.
(j)No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Corporation or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

3.Representations and Warranties of the Corporation. The Corporation hereby acknowledges, represents and warrants, and agrees, as of the date hereof, as follows:
(a)The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own, lease and operate its properties and assets (either owned or leased) and to carry on its business as now being conducted, and is duly qualified to do business and, where applicable as a legal concept, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties it owns, operates or leases or the nature of its activities makes such qualification legally required, except for such failures to be so organized, qualified or in good standing that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect.
(b)The Purchased Shares, upon issuance on the terms and conditions specified in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.
(c)The Corporation has all necessary power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate and other action on the part of the Corporation. This Agreement has been duly and validly executed and delivered by the Corporation and, assuming the due authorization, execution and delivery by such Purchaser, constitutes the valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or applicable equitable principles (whether considered in a proceeding at law or in equity).
4.Amendments. No amendment, supplement or modification of this Agreement shall be effective unless in writing signed by all of the parties hereto.
5.Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by either the Corporation or the Purchasers without the prior written consent of the other party.
6.Applicable Law. This Agreement and all disputes arising out of or relating hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any principles of conflicts of laws thereof or of any other jurisdiction.
7.Entire Agreement. This Agreement and the Registration Rights Agreement constitutes the entire agreement of the Corporation and the Purchasers with respect to the subject matter hereof.
8.Counterparts. This Agreement may be executed and delivered in one or more counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Exchange and delivery of this Agreement by exchange of facsimile copies, or electronic copies via email, bearing the facsimile or electronic signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies, or electronic email copies, shall constitute legally enforceable original documents.

[Signature Pages Omitted]